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                                  EXHIBIT 10.5

                             PLAN OF MERGER BETWEEN

         PREMIER VENTURES, INC. AND NEW DIRECTIONS MANUFACTURING, INC.

                            DATED FEBRUARY 25, 1997
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                                 PLAN OF MERGER

     This Plan of Merger is made and entered into this 25th day of February 1997, by and between Premier Ventures & Exploration, Inc., a Louisiana corporation ("PVEI"), and New Directions Manufacturing, Inc., a Nevada corporation ("New Directions" or the "Surviving Corporation").

                                    RECITALS

     A. PVEI is a corporation organized and existing under the laws of the State of Louisiana and has authorized capital stock consisting of 50,000,000 shares of common stock, of which 3,560,296 shares are issued and outstanding.

     B. New Directions is a corporation organized and existing under the laws of the State of Nevada and has authorized capital stock consisting of 25,000,000 shares of common stock with par value $0.001 per share, of which 3,550,000 shares are issued and outstanding.

     C. The Boards of Directors of PVEI and New Directions, respectively, deem it advisable for PVEI to merge with and into New Directions.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, PVEI and New Directions hereby agree to the following Plan of
Merger:

     1. Names of Constituent Corporations. PVEI will merge with and into New Directions. New Directions will be the Surviving Corporation.

     2. Terms and Conditions of Merger. The effective date of merger shall be the date upon which the Articles of Merger are filed with the Secretaries of State. Upon the effective date of the merger: the separate corporate existence of PVEI shall cease; title to all real estate and other property owned by PVEI will be vested in New Directions without reversion or impairment; and the Surviving Corporation shall have all liabilities of PVEI. Any proceeding pending by or against PVEI may be continued as if such merger did not occur, or the Surviving Corporation may be substituted in the proceeding for PVEI.

     3. Governing Law. The laws of the State of Nevada shall govern the Surviving Corporation.

     4. Name. The name of the Surviving Corporation shall be New Directions Manufacturing, Inc.

     5. Registered Office. The address of the registered office of the Surviving Corporation shall be 2940 W. Willetta, Phoenix, AZ 85009.

     6. Accounting. The assets and liabilities of PVEI and New Directions (collectively the "Constituent Corporations") as of the effective date of the merger shall be taken up on the books of the Surviving Corporation at the amounts at which they are carried at that time on the respective books of the Constituent Corporations.

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     7.  Bylaws.  The Bylaws of New Directions as of the effective date of the merger shall be the Bylaws of the Surviving Corporation until the same shall be altered or amended in accordance with the provisions thereof.

     8. Directors. The directors of New Directions, as of the effective date of the merger, shall be the Bylaws of the Surviving Corporation until their respective successors are duly elected and qualified.

     9. Manner and Basis of Converting Shares. As of the effective date of the merger:

         (a) The Surviving Corporation shall convert or exchange each share of PVEI common stock for one share of the common stock of the Surviving Corporation; PROVIDED, however, that no fractional shares o the Surviving Corporation stock shall be issued, and in lieu of the issuance of fractional shares, the Surviving Corporation shall make a payment in cash equal to the value of such fraction, based upon the market value of such common stock on the effective date of the merger.

         (b) Any shares of stock of PVEI in the treasury of either corporation on the effective date of the merger shall be surrendered to the Surviving Corporation for cancellation, and no shares of the Surviving Corporation shall be issued in respect thereof.

         (c) On the effective date of the merger, holders of certificates of common stock in PVEI shall surrender them to the Surviving Corporation, or its appointed agent, in such manner as the Surviving Corporation legally shall require. Upon receipt of such certificate, the Surviving Corporation shall issue in exchange therefor a certificate of shares of common stock in the Surviving Corporation representing the number of shares of stock to which such holder shall be entitled as set forth above.

         (d) In addition, such shareholders shall be entitled to receive any dividends on such shares of common stock of the Surviving Corporation which may have been declared and paid between the effective date of the merger and the issuance to such shareholder of the certificate of such common stock.

     10. Shareholder Approval. This Plan of Merger shall be submitted to the shareholders of PVEI and New Directions for their approval in the manner provided by law. After approval by a vote of the holders of two-thirds (2/3) of the shares entitled to vote thereon of each such corporation and the holders of two-thirds (2/3) of the shares entitled to vote thereon, if any, of each voting group, the Articles of Merger shall be filed as required under the laws of the State of Louisiana and Nevada.

     11. Rights of Dissenting Shareholders. Any shareholder of PVEI and New Directions who has the right to dissent from this merger as provided under Louisiana Business corporation Law, and/or the Nevada Revised Statutes and who so dissents in accordance with the requirements of there, shall be entitled, upon surrender of the certificate or certificates representing certificated shares or upon imposition of restrictions of transfer of uncertified shares, to receive payment of the fair value of such shareholder's shares as provided in accordance with the law.

     12. Termination of Merger. This merger may be abandoned at any time prior to the filing of Articles of Merger with the Secretary of State, upon a vote of a majority of the Board of Directors of both PVEI and New Directions. If the merger is terminated, there shall be no liability on the part of either Constituent Corporation, their respective Board of Directors, or shareholders.

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     13. Counterparts: This Plan of Merger may be executed in any number of counterparts, and all such counterparts and copies shall be and constitute an original instrument.

     IN WITNESS WHEREOF, this Plan of Merger has been adopted by the undersigned corporations as of this 14th day of March, 1997.


PREMIER VENTURES & EXPLORATION, INC.


By:  /s/   Donald A. Metke
    ------------------------
Name:  Donald A. Metke
Title: President


NEW DIRECTIONS MANUFACTURING, INC.


By:  /s/   Donald A. Metke
    ------------------------
Name:  Donald A. Metke
Title: President


STATE OF ARIZONA    )
                    )    ss:
County of Maricopa  )

     On this 14th day of March, 1997, personally appeared before me Donald A. Metke, known to me to be the corporate officer who subscribed his name above on behalf of each corporation, in his capacity as the stated officer, who signed this instrument as the free and voluntary act and deed of the corporations for the uses and purposes set forth therein.

                                     /s/   Jose Alfredo Ram
                                    --------------------------
                                    NOTARY PUBLIC in and for the
                                    State of Arizona.  Residing at:
                                    My commission expires June 31, 1997

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                            UNITED STATES OF AMERICA

                               STATE OF LOUISIANA


                                 FOX MCKEITHEN
                               SECRETARY OF STATE

As Secretary of State, of the State of Louisiana, I do hereby Certify that a copy of the Merger document whereby PREMIER VENTURES & EXPLORATION, INC., organized under the laws of LOUISIANA, is merged into

                       NEW DIRECTIONS MANUFACTURING, INC.

Organized under the laws of NEVADA,

Was filed and recorded in this office on April 16, 1997, with an effective date of April 16, 1997.



In testimony whereof, I have hereunto set my hand and caused the Seal of my Office to be affixed at the City of Baton Rouge on,

                                              SEAL OF THE
     April 16, 1997                           STATE OF LOUISIANA
                                              SECRETARY OF STATE
   /s/   Fox McKeithen
   -----------------------

CBO
     Secretary of State